Lease liabilities (Details 2) $ in Thousands	Aug. 31, 2025 USD ($)
Lease Liabilities
Not later than one month	$ 139
Later than one month and not later than three months	246
Later than three months and not later than one year	1,110
Later than one year and not later than five years	1,694
Total undiscounted lease commitments	$ 3,189